UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      April 10, 2003

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 5.  Other Events and Regulation F-D Disclosure

     On April 10, 2003, Monarch Casino & Resort, Inc. (the "Company") issued a press release reporting the Company's upcoming First Quarter 2003 Earnings Conference Call to be held on April 30, 2003, at 4:30 p.m. Eastern Time. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

         99  Text of press release dated April 10, 2003.













































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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MONARCH CASINO & RESORT, INC.
                                          (Registrant)


Date:    April 11, 2003                   By: /s/ Ben Farahi
                                              -------------------------------
                                          Name:   Ben Farahi
                                          Title:  Chief Financial Officer,
                                                  Treasurer and Secretary











































                                     -3-
                                                                    Exhibit 99

                                PRESS RELEASE

            MONARCH CASINO & RESORT, INC. ANNOUNCES FIRST QUARTER
                           EARNINGS CONFERENCE CALL

     RENO, NV - April 10, 2003 - Monarch Casino & Resort, Inc. (Nasdaq: MCRI) will hold its first quarter investor conference call on Wednesday, April 30, 2003, at 4:30 p.m. Eastern Time. The conference call will be hosted by John Farahi, CEO, and Ben Farahi, CFO. The first quarter earnings release will be issued earlier that afternoon and will be available on the company's website, www.monarchcasino.com.

     To listen to the conference call, please dial (800)341-2312 and enter passcode 9075, approximately five minutes prior to the start of the call to register. A replay of the call will be available until May 7, and it can be accessed by dialing (800)756-3819, passcode 009075. A script of the conference call will also be available on the company's website until May 7, 2003.

     Monarch Casino & Resort, Inc., through its wholly-owned subsidiary, owns and operates the tropically-themed Atlantis Casino Resort in Reno, Nevada. The Atlantis is located in the more affluent and fast-growing south part of Reno. The Atlantis is the closest hotel-casino to and is directly across the street from the Reno Sparks Convention Center, which completed a $105-million expansion and renovation in August, 2002. The Atlantis is recognizable due to its Sky Terrace, a unique structure rising approximately 55 feet from street level and spanning 160 feet across the street with no intermediate support pillars. The Sky Terrace connects the Atlantis to a 16-acre parcel of land owned by the Company, that is compliant with all casino zoning requirements and is suitable and available for future expansion of the Atlantis facilities and is currently being used by the Company as additional paved parking for the Atlantis. The existing Atlantis site, which offers almost 1,000 guest rooms in three contiguous high-rise hotel towers and a motor lodge, has been given city approval for an additional 500 hotel rooms with expansion of the casino and other amenities. The tropically-themed Atlantis features approximately 51,000 square feet of high-energy casino space with 37 table games and approximately 1,500 slot and video poker machines, a sports book, Keno and a poker room, and offers a variety of dining choices in the form of nine high-quality food outlets.


Contacts:   Ben Farahi at (775) 825-3355 or benfarahi@monarchcasino.com
            Karl G. Brokmann at (775) 825-3355 or kbrokmann@monarchcasino.com













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